Exhibit 99.01

FOR IMMEDIATE RELEASE

Contacts:

Media:	Jim Mazzola (614) 757-3690 jim.mazzola@cardinal.com	Investors:	Jason Strohm (614) 757-7542 jason.strohm@cardinal.com

CARDINAL HEALTH REPORTS SECOND-QUARTER RESULTS

•	Revenue increases 13 percent to $21.8 billion

•	EPS from continuing operations increases 17 percent to $0.77

•	Non-GAAP diluted EPS from continuing operations up 20 percent to $0.83

•	Company to broaden specialty pharmaceutical service offerings with acquisition of SpecialtyScripts Pharmacy

DUBLIN, Ohio, Jan. 25, 2007 — Cardinal Health, the leading provider of products and services supporting the health-care industry, today announced strong second-quarter results, highlighted by double-digit revenue and earnings growth, solid contributions from all four continuing business segments and a 17-percent increase in earnings per share.

For the second quarter ended Dec. 31, consolidated revenue increased 13 percent to $21.8 billion and earnings from continuing operations rose 10 percent to $316 million, or $0.77 per share. On a non-GAAP basis, earnings from continuing operations increased 15 percent to $341 million1, or 20 percent to $0.832 on a diluted per-share basis.

The company also announced an agreement to acquire SpecialtyScripts Pharmacy to broaden its specialty pharmaceutical service offerings for pharmaceutical manufacturers. Terms were not disclosed.

“We performed well during the quarter with solid, top-line growth in each business segment, while maintaining the discipline in our operations to also deliver double-digit operating earnings growth in all four segments,” said R. Kerry Clark, president and chief executive officer of Cardinal Health. “We feel very good about the momentum we have established through the first half of the year.”

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Cardinal Health Reports Second-Quarter Results

Q2 FY07 Summary

	Q2 FY07	Q2 FY06	Y/Y
Revenue	$21.8 billion	$19.3 billion	13%

Operating Earnings	$512 million	$457 million	12%
Non-GAAP Operating Earnings[3]	$544 million	$469 million	16%

Earnings from Continuing Operations	$316 million	$286 million	10%
Non-GAAP Earnings from Continuing Operations	$341 million	$297 million	15%

Diluted EPS from Continuing Operations	$0.77	$0.66	17%
Non-GAAP Diluted EPS from Continuing Operations	$0.83	$0.69	20%

Second quarter segment results:

(Segment results include equity compensation previously held at the corporate level. Due to declining equity compensation levels, this had a favorable effect on segment earnings growth. Results for the Pharmaceutical Technologies and Services segment are included in discontinued operations for all periods presented).

•	Revenue for the Healthcare Supply Chain Services-Pharmaceutical segment grew 13 percent to $19.2 billion, with direct-store-door (DSD) pharmaceutical sales growing 14 percent to $10.2 billion and bulk customer sales growing 22 percent to $8.7 billion. Strong generic sales combined with expense controls and synergies from the acquisition of the F. Dohmen Company to drive a 19-percent increase in operating earnings to $328 million. This growth was partially offset by lower pricing in the renewal of several large customer agreements.

•	Revenue for the Healthcare Supply Chain Services-Medical segment increased 6 percent to nearly $1.9 billion and operating earnings grew 12 percent to $78 million. The primary growth drivers for the segment included strong sales of laboratory and private brand products, and continued momentum with surgery center customers and within the segment’s Canadian operations. Selling, general and administrative (SG&A) expenses declined as a percent of sales primarily due to disciplined expense control, reduced fuel costs and productivity gains from facility and back-office consolidations.

•	Revenue for the Clinical Technologies and Services segment increased 10 percent to $662 million, with strong demand for both the Alaris and Pyxis product lines increasing committed contracts above the first quarter. Operating earnings grew 16 percent from the prior year to $92 million, while the segment continued to make investments in new products and customer service initiatives. An upgrade to the flagship Pyxis MedStation was released during the quarter. In addition, the company will demonstrate a fully integrated bedside medication verification product in late February that integrates clinical data flow across its Alaris, Pyxis and Care Fusion product lines and will enhance the company’s medication management and patient safety offerings.

•	Revenue for the Medical Products Manufacturing segment increased 15 percent to $455 million and operating earnings grew 21 percent to $51 million. Balanced results across the segment contributed to the strong quarter, including revenue and earnings growth in

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Cardinal Health Reports Second-Quarter Results

infection prevention products, medical specialties and from Canadian operations. Ongoing facility restructuring and operational excellence initiatives continued to deliver benefits during the quarter through improved manufacturing efficiency.

Additional second-quarter and recent highlights include:

•	Repurchase of $300 million of Cardinal Health shares during the quarter and more than $900 million to date in the fiscal year.

•	Announcement of plans to divest the Pharmaceutical Technologies and Services (PTS) segment to focus resources on its four remaining segments serving health-care provider customers such as hospitals and pharmacies. (A $425-million tax asset associated with the planned PTS divestiture has been recorded in discontinued operations and will be offset by the related tax expense on any gain over net book value in the quarter that the transaction closes.)

•	Signing the agreement to acquire SpecialtyScripts Pharmacy. With this acquisition, Cardinal Health intends to develop services for pharmaceutical manufacturers that complement and leverage the company’s existing portfolio of nuclear pharmacies, third-party logistics offerings and distribution services for blood and plasma products. The acquisition is expected to close in the third quarter.

•	Completing the first full quarter with integrated sales teams focused on hospital networks in the U.S. and Canada, representing Cardinal Health’s entire portfolio of products, services and integrated solutions.

Outlook

Cardinal Health reiterated its fiscal 2007 guidance range of $3.25 to $3.40 for non-GAAP diluted EPS from continuing operations, which excludes the impact of proceeds from the planned sale of its PTS business.

Conference Call

Cardinal Health will host a conference call and webcast at 11 a.m. Eastern Standard Time (EST) to discuss the results. To access the call and corresponding slide presentation, go to the Investor page at www.cardinalhealth.com. The conference call may also be accessed by calling 617-213-8067, conference passcode 22400322. An audio replay will be available until 1 p.m. EST on Feb. 1 at 617-801-6888, passcode 51497520. A transcript and audio replay will also be available at www.cardinalhealth.com.

About Cardinal Health

Headquartered in Dublin, Ohio, Cardinal Health, Inc. (NYSE: CAH) is an $81 billion, global company serving the health-care industry with a broad portfolio of products and services. Through its diverse offerings, Cardinal Health delivers health-care solutions that help customers reduce their costs, improve safety and productivity, and deliver better care to patients. The company manufactures, packages and distributes pharmaceuticals and medical supplies, offers a range of clinical services and develops automation products that improve the management and delivery of supplies and medication for hospitals, physician offices and pharmacies. Ranked No. 19 on the Fortune 500, Cardinal Health employs more than 55,000 people on six continents. More information about the company may be found at www.cardinalhealth.com.

1Non-GAAP earnings from continuing operations: Earnings from continuing operations excluding special items and impairment charges and other, both net of tax.

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Cardinal Health Reports Second-Quarter Results

2Non-GAAP diluted EPS from continuing operations: Non-GAAP earnings from continuing operations divided by diluted weighted average shares outstanding.

3Non-GAAP operating earnings: Operating earnings excluding special items and impairment charges and other.

A reconciliation of the differences between these non-GAAP financial measures and their most directly comparable GAAP financial measures is provided in the attached tables and at http://www.cardinalhealth.com.

Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in Cardinal Health’s Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: competitive pressures in its various lines of business; the loss of one or more key customer or supplier relationships or changes to the terms of those relationships; changes in the distribution patterns or reimbursement rates for health-care products and/or services; the results, consequences, effects or timing of any inquiry or investigation by or settlement discussions with any regulatory authority or any legal and administrative proceedings, including shareholder litigation; uncertainties related to divesting the PTS segment, including uncertainties as to the amount of proceeds and timing; the costs, difficulties and uncertainties related the integration of acquired businesses; with respect to future share repurchases, the approval of the board of directors, which is expected to consider Cardinal Health’s then-current stock price, earnings, cash flows, financial condition and prospects as well as alternatives available to Cardinal Health at the time any such action is considered; and general economic and market conditions. Except to the extent required by applicable law, Cardinal Health undertakes no obligation to update or revise any forward-looking statement.

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CARDINAL HEALTH, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

	Second Quarter		% Change
(in millions, except per Common Share amounts)	2007	2006
Revenue	$21,784.6	$19,346.9	13%
Cost of products sold	20,484.7	18,181.2	13%

Gross margin	1,299.9	1,165.7	12%

Selling, general and administrative expenses	755.6	696.9	8%
Impairment charges and other	12.6	(2.6)	N.M.

Special items:
Restructuring charges	10.0	9.3	N.M.
Merger charges	9.1	5.9	N.M.
Other	0.5	(0.9)	N.M.

Operating earnings	512.1	457.1	12%

Interest expense and other	32.4	26.6	22%

Earnings before income taxes and discontinued operations	479.7	430.5	11%

Provision for income taxes	164.0	144.7	13%

Earnings from continuing operations	315.7	285.8	10%

Earnings from discontinued operations (net of tax benefit/(expense) of $416.1 and $(1.7)for the second quarter of fiscal 2007 and 2006, respectively)	423.6	18.2	N.M.

Net earnings	$739.3	$304.0	143%

Basic Earnings per Common Share:
Continuing operations	$0.78	$0.67	16%
Discontinued operations	1.06	0.04	N.M.

Net basic earnings per Common Share	$1.84	$0.71	159%

Diluted Earnings per Common Share:
Continuing operations	$0.77	$0.66	17%
Discontinued operations	1.03	0.04	N.M.

Net diluted earnings per Common Share	$1.80	$0.70	157%

Weighted Average Number of Shares Outstanding:
Basic	402.2	425.5
Diluted	410.6	431.9

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CARDINAL HEALTH, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

	Year-to-Date		% Change
(in millions, except per Common Share amounts)	2007	2006
Revenue	$42,722.1	$38,199.3	12%
Cost of products sold	40,221.7	35,932.0	12%

Gross margin	2,500.4	2,267.3	10%

Selling, general and administrative expenses	1,480.9	1,410.6	5%
Impairment charges and other	14.3	(0.6)	N.M.

Special items:
Restructuring charges	21.8	16.8	N.M.
Merger charges	11.1	12.8	N.M.
Other	8.9	4.9	N.M.

Operating earnings	963.4	822.8	17%

Interest expense and other	70.1	50.3	39%

Earnings before income taxes and discontinued operations	893.3	772.5	16%

Provision for income taxes	286.0	253.2	13%

Earnings from continuing operations	607.3	519.3	17%

Earnings from discontinued operations (net of tax benefit of $435.9 and $0.8 for fiscal 2007 and 2006 year-to-date, respectively)	402.7	13.0	N.M.

Net earnings	$1,010.0	$532.3	90%

Basic Earnings per Common Share:
Continuing operations	$1.50	$1.22	23%
Discontinued operations	1.00	0.03	N.M.

Net basic earnings per Common Share	$2.50	$1.25	100%

Diluted Earnings per Common Share:
Continuing operations	$1.47	$1.20	23%
Discontinued operations	0.98	0.03	N.M.

Net diluted earnings per Common Share	$2.45	$1.23	99%

Weighted Average Number of Shares Outstanding:
Basic	403.4	425.9
Diluted	412.0	431.7

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CARDINAL HEALTH, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in millions)	December 31, 2006	June 30, 2006
Assets
Cash and equivalents	$1,003.3	$1,186.3
Short-term investments available for sale	467.1	498.4
Trade receivables, net	4,394.5	3,808.8
Current portion of net investment in sales-type leases	330.3	290.1
Inventories	7,309.2	7,493.0
Prepaid expenses and other	579.8	582.5
Assets held for sale and discontinued operations	3,093.9	2,743.2

Total current assets	17,178.1	16,602.3

Property and equipment, net	1,518.5	1,505.0
Net investment in sales-type leases, less current portion	758.9	754.7
Goodwill and other intangibles, net	4,391.3	4,283.4
Other assets	290.4	259.3

Total assets	$24,137.2	$23,404.7

Liabilities and Shareholders’ Equity
Current portion of long-term obligations and other short-term borrowings	$48.9	$199.0
Accounts payable	8,984.7	8,907.8
Other accrued liabilities	2,139.6	1,948.8
Liabilities from businesses held for sale and discontinued operations	529.4	528.0

Total current liabilities	11,702.6	11,583.6

Long-term obligations, less current portion and other short-term borrowings	2,935.8	2,588.6
Deferred income taxes and other liabilities	591.0	741.8
Total shareholders’ equity	8,907.8	8,490.7

Total liabilities and shareholders’ equity	$24,137.2	$23,404.7

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CARDINAL HEALTH, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Second Quarter		Year-to-Date
(in millions)	2007	2006	2007	2006
Cash Flows From Operating Activities:
Net earnings	$739.3	$304.0	$1,010.0	$532.3
Earnings from discontinued operations	(423.6)	(18.2)	(402.7)	(13.0)

Earnings from continuing operations	315.7	285.8	607.3	519.3
Adjustments to reconcile earnings from continuing operations to net cash provided by operating activities:
Depreciation and amortization	77.0	69.9	155.4	145.6
Asset impairments	12.7	(4.1)	14.4	(2.9)
Equity compensation	34.1	46.7	71.5	120.7
Provision for bad debts	2.4	7.2	7.8	14.9
Change in operating assets and liabilities, net of effects from acquisitions:
(Increase) / decrease in trade receivables	(699.1)	101.4	(592.1)	(160.1)
Decrease in inventories	64.4	65.7	184.1	88.9
Increase in net investment in sales-type leases	(23.5)	(23.1)	(44.3)	(61.9)
Increase in accounts payable	207.6	95.0	76.1	581.3
Other accrued liabilities and operating items, net	(43.4)	(60.5)	(129.7)	(4.3)

Net cash provided by / (used in) operating activities - continuing operations	(52.1)	584.0	609.9	1,241.5
Net cash provided by operating activities - discontinued operations	5.7	74.1	29.5	151.2

Net cash provided by / (used in) operating activities	(46.4)	658.1	639.4	1,392.7

Cash Flows From Investing Activities:
Acquisition of subsidiaries, net of divestitures and cash acquired	(56.5)	(75.8)	(121.0)	(72.5)
Proceeds from sale of property and equipment	9.7	3.2	13.3	3.5
Additions to property and equipment	(85.4)	(116.9)	(154.0)	(161.5)
Sale / (purchase) of investment securities available for sale, net	(10.6)	(219.1)	31.3	(319.2)

Net cash used in investing activities - continuing operations	(142.8)	(408.6)	(230.4)	(549.7)
Net cash used in investing activities - discontinued operations	(11.5)	(21.2)	(7.9)	(52.4)

Net cash used in investing activities	(154.3)	(429.8)	(238.3)	(602.1)

Cash Flows From Financing Activities:
Net change in commercial paper and short-term borrowings	(101.8)	2.6	3.7	4.9
Reduction of long-term obligations	(661.4)	(90.6)	(689.2)	(92.8)
Proceeds from long-term obligations, net of issuance costs	850.0	500.4	851.7	500.3
Proceeds from issuance of Common Shares	18.0	33.7	75.3	68.5
Tax benefits from exercises of stock options	4.7	10.7	17.1	19.7
Dividends on Common Shares	(36.5)	(25.7)	(73.4)	(51.2)
Purchase of treasury shares	(300.0)	(412.9)	(745.3)	(412.9)

Net cash provided by / (used in) financing activities - continuing operations	(227.0)	18.2	(560.1)	36.5
Net cash provided by / (used in) financing activities - discontinued operations	(11.5)	(2.3)	(24.0)	3.3

Net cash provided by / (used in) financing activities	(238.5)	15.9	(584.1)	39.8

Net increase / (decrease) in cash and equivalents	(439.2)	244.2	(183.0)	830.4
Cash and equivalents at beginning of period	1,442.5	1,870.8	1,186.3	1,284.6

Cash and equivalents at end of period	$1,003.3	$2,115.0	$1,003.3	$2,115.0

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CARDINAL HEALTH, INC. AND SUBSIDIARIES

SEGMENT BUSINESS ANALYSIS - SECOND QUARTER FISCAL YEAR 2007

HEALTHCARE SUPPLY CHAIN SERVICES

(in millions)	2007	2006
PHARMACEUTICAL

Revenue
Amount	$19,238	$16,977
Growth Rate	13%	8%
Mix	87%	86%

Operating Earnings
Amount	$328	$276
Growth Rate	19%	8%
Mix	60%	59%
Operating Margin	1.71%	1.63%

MEDICAL

Revenue
Amount	$1,872	$1,770
Growth Rate	6%	5%
Mix	8%	9%

Operating Earnings
Amount	$78	$70
Growth Rate	12%	(12)%
Mix	14%	15%
Operating Margin	4.18%	3.93%

PHARMACEUTICAL AND MEDICAL PRODUCTS
(in millions)	2007	2006
CLINICAL TECHNOLOGIES AND SERVICES

Revenue
Amount	$662	$603
Growth Rate	10%	10%
Mix	3%	3%

Operating Earnings
Amount	$92	$79
Growth Rate	16%	16%
Mix	17%	17%
Operating Margin	13.87%	13.15%

MEDICAL PRODUCTS MANUFACTURING

Revenue
Amount	$455	$397
Growth Rate	15%	3%
Mix	2%	2%

Operating Earnings
Amount	$51	$42
Growth Rate	21%	(26)%
Mix	9%	9%
Operating Margin	11.11%	10.54%

Segment results include equity compensation previously held at the corporate level.

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CARDINAL HEALTH, INC. AND SUBSIDIARIES

SEGMENT BUSINESS ANALYSIS - FISCAL YEAR 2007

HEALTHCARE SUPPLY CHAIN SERVICES

(in millions)	2007	2006
PHARMACEUTICAL

Revenue
Amount	$37,770	$33,510
Growth Rate	13%	9%
Mix	87%	86%

Operating Earnings
Amount	$617	$501
Growth Rate	23%	7%
Mix	62%	59%
Operating Margin	1.63%	1.50%

MEDICAL

Revenue
Amount	$3,679	$3,533
Growth Rate	4%	5%
Mix	8%	9%

Operating Earnings
Amount	$139	$132
Growth Rate	5%	(15)%
Mix	14%	16%
Operating Margin	3.78%	3.75%

PHARMACEUTICAL AND MEDICAL PRODUCTS
(in millions)	2007	2006
CLINICAL TECHNOLOGIES AND SERVICES

Revenue
Amount	$1,257	$1,179
Growth Rate	7%	10%
Mix	3%	3%

Operating Earnings
Amount	$143	$136
Growth Rate	5%	26%
Mix	14%	16%
Operating Margin	11.40%	11.55%

MEDICAL PRODUCTS MANUFACTURING

Revenue
Amount	$879	$780
Growth Rate	13%	6%
Mix	2%	2%

Operating Earnings
Amount	$100	$77
Growth Rate	29%	(9)%
Mix	10%	9%
Operating Margin	11.37%	9.91%

Segment results include equity compensation previously held at the corporate level.

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CARDINAL HEALTH, INC. AND SUBSIDIARIES

BUSINESS ANALYSIS

TOTAL COMPANY

	Second Quarter		Non-GAAP Second Quarter
(in millions)	2007	2006	2007	2006
Revenue
Amount	$21,785	$19,347
Growth Rate	13%	8%

Operating Earnings
Amount	$512	$457	$544	$469
Growth Rate	12%	13%	16%	4%

Earnings from Continuing Operations
Amount	$316	$286	$341	$297
Growth Rate	10%	11%	15%	3%

	Year-to-Date		Non-GAAP Year-to-Date
(in millions)	2007	2006	2007	2006
Revenue
Amount	$42,722	$38,199
Growth Rate	12%	8%

Operating Earnings
Amount	$963	$823	$1,019	$857
Growth Rate	17%	14%	19%	7%

Earnings from Continuing Operations
Amount	$607	$519	$649	$544
Growth Rate	17%	17%	19%	10%

See the GAAP / Non-GAAP Reconciliation for definitions and calculations supporting the non-GAAP balances.

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CARDINAL HEALTH, INC. AND SUBSIDIARIES

ASSET MANAGEMENT ANALYSIS

	Second Quarter		Year-to-Date
	2007	2006	2007	2006
Receivable Days	19.2	14.4
Days Inventory on Hand	28	31

Debt to Total Capital	25%	25%
Net Debt to Capital	15%	4%

Return on Equity(1)	34.1%	13.8%	23.5%	12.2%
Non-GAAP Return on Equity(1)	15.2%	14.6%	14.3%	12.9%

Return on Invested Capital(1)	13.85%	5.70%	9.51%	5.02%
Non-GAAP Return on Invested Capital(1)	6.53%	6.33%	6.22%	5.62%

Effective Tax Rate from Continuing Operations	34.2%	33.6%	32.0%	32.8%
Non-GAAP Effective Tax Rate from Continuing Operations	34.3%	32.9%	32.0%	32.5%

See the GAAP / Non-GAAP Reconciliation for definitions and calculations supporting the non-GAAP balances.

(1)	See definitions for explanation of changes in method of calculating these financial measures from prior quarters.

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CARDINAL HEALTH, INC. AND SUBSIDIARIES

SCHEDULE OF NOTABLE ITEMS

	Second Quarter		Year-to-Date
(in millions, except per Common Share amounts)	2007	2006	2007	2006
Special Items
Restructuring charges	$(10.0)	$(9.3)	$(21.8)	$(16.8)
Merger charges	(9.1)	(5.9)	(11.1)	(12.8)
Other	(0.5)	0.9	(8.9)	(4.9)

Total special items	(19.6)	(14.3)	(41.8)	(34.5)
Tax benefit	7.1	1.6	13.1	9.0

Special items, net of tax	$(12.5)	$(12.7)	$(28.7)	$(25.5)

Decrease to diluted EPS from continuing operations	$(0.03)	$(0.03)	$(0.07)	$(0.06)

Impairment Charges and Other
Impairment charges and other	$(12.6)	$2.6	$(14.3)	$0.6
Tax benefit/(expense)	0.1	(0.8)	0.6	(0.2)

Impairment charges and other, net of tax	$(12.5)	$1.8	$(13.7)	$0.4

Decrease to diluted EPS from continuing operations	$(0.03)	$—	$(0.03)	$—

Non-Recurring and Other Items
Total non-recurring	$—	$—	$—	$—
Vendor credit adjustment	—	3.5	—	(28.3)

Total non-recurring and other items	—	3.5	—	(28.3)
Tax benefit/(expense)	—	(1.1)	—	9.2

Non-recurring and other items, net of tax	$—	$2.4	$—	$(19.1)

Decrease to diluted EPS from continuing operations	$—	$0.01	$—	$(0.04)

Weighted Average Number of Diluted Shares Outstanding	410.6	431.9	412.0	431.7

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CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Second Quarter 2007				Year-to-Date 2007
(in millions, except per Common Share amounts)	GAAP	Special Items	Impairment Charges and Other	Non-GAAP	GAAP	Special Items	Impairment Charges and Other	Non-GAAP
Operating Earnings
Amount	$512	$20	$13	$544	$963	$42	$14	$1,019
Growth Rate	12%			16%	17%			19%

Provision for Income Taxes	$164	$7	—	$171	$286	$13	$1	$300

Earnings from Continuing Operations
Amount	$316	$13	$13	$341	$607	$29	$13	$649
Growth Rate	10%			15%	17%			19%

Diluted EPS from Continuing Operations
Amount	$0.77	$0.03	$0.03	$0.83	$1.47	$0.07	$0.03	$1.57
Growth Rate	17%			20%	23%			25%

	Second Quarter 2006				Year-to-Date 2006
	GAAP	Special Items	Impairment Charges and Other	Non-GAAP	GAAP	Special Items	Impairment Charges and Other	Non-GAAP
Operating Earnings
Amount	$457	$14	($3)	$469	$823	$35	$(1)	$857
Growth Rate	13%			4%	14%			7%

Provision for Income Taxes	$145	$2	($1)	$146	$253	$9	—	$262

Earnings from Continuing Operations
Amount	$286	$12	($2)	$297	$519	$26	—	$544
Growth Rate	11%			3%	17%			10%

Diluted EPS from Continuing Operations
Amount	$0.66	$0.03	—	$0.69	$1.20	$0.06	—	$1.26

The sum of the components may not equal the total due to rounding

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CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Second Quarter		Year-to-Date
(in millions)	2007	2006	2007	2006
Return on Equity[1]	34.1%	13.8%	23.5%	12.2%

Non-GAAP Return on Equity
Net earnings	$739.3	$304.0	$1,010.0	$532.3
Special items, net of tax, in continuing operations	12.5	12.7	28.7	25.5
Special items, net of tax, in discontinued operations	1.7	4.3	3.1	6.0
Income tax benefit related to PTS discontinued operations	(425.0)	—	(425.0)	—

Adjusted net earnings	$328.5	$321.0	$616.8	$563.8

Annualized	1,314.0	1,284.0	1,233.6	1,127.6

Divided by average shareholders’ equity [2]	$8,664.5	$8,815.0	$8,606.5	$8,741.0

Non-GAAP return on equity[1]	15.2%	14.6%	14.3%	12.9%

	Second Quarter		Year-to-Date
(in millions)	2007	2006	2007	2006
Return on Invested Capital[1]	13.85%	5.70%	9.51%	5.02%

Non-GAAP Return on Invested Capital
Net earnings	$739.3	$304.0	$1,010.0	$532.3
Special items, net of tax, in continuing operations	12.5	12.7	28.7	25.5
Special items, net of tax, in discontinued operations	1.7	4.3	3.1	6.0
Interest expense and other, net of tax	20.2	16.7	43.8	31.4
Income tax benefit related to PTS discontinued operations	(425.0)	—	(425.0)	—

Adjusted net earnings	$348.7	$337.7	$660.6	$595.2

Annualized	$1,394.8	$1,350.8	$1,321.2	$1,190.4

Divided by average total invested capital [3]	$21,349.1	$21,324.7	$21,245.3	$21,190.2

Non-GAAP return on invested capital[1]	6.53%	6.33%	6.22%	5.62%

[1]	See definitions for explanation of changes in method of calculating these financial measures from prior quarters.
[2]	The average shareholders’ equity shown above is calculated using the average of the prior and current quarters except for year-to-date which is calculated as the average of the prior years’ fourth quarter plus each of the current year quarters.
[3]	The average total invested capital shown above is calculated using the average of the prior and current quarters except for year-to-date which is calculated as the average of the prior year fourth quarter plus each of the current year quarters. Total invested capital is calculated as the sum of the current portion of long-term obligations and other short-term borrowings, long-term obligations, current portion of long-term obligations and other short-term borrowings in discontinued operations, long-term obligations in discontinued operations, total shareholders’ equity and unrecorded goodwill. Unrecorded goodwill is $9.7 billion for all periods presented. Current portion of long-term obligations and other short-term borrowings in discontinued operations, long-term obligations in discontinued operations was $59.2 million, $46.6 million and $41.3 million at June 30, 2006, September 30, 2006 and December 31, 2006, respectively, and $81.1 million, $84.7 million and $79.2 million at June 30, 2005, September 30, 2005 and December 31, 2005, respectively.

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CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	Second Quarter		Year-to-Date
(in millions)	2007	2006	2007	2006
Effective Tax Rate from Continuing Operations	34.2%	33.6%	32.0%	32.8%

Non-GAAP Effective Tax Rate from Continuing Operations
Earnings before income taxes and discontinued operations	$479.7	$430.5	$893.3	$772.5
Special items	19.6	14.3	41.8	34.5

Adjusted earnings before income taxes and discontinued operations	$499.3	$444.8	$935.1	$807.0

Provision for income taxes	$164.0	$144.7	$286.0	$253.2
Special items tax benefit	7.1	1.6	13.1	9.0

Adjusted provision for income taxes	$171.1	$146.3	$299.1	$262.2

Non-GAAP effective tax rate from continuing operations	34.3%	32.9%	32.0%	32.5%

	Second Quarter
	2007	2006
Debt to Total Capital	25%	25%

Net Debt to Capital
Current portion of long-term obligations and other short-term borrowings	$48.9	$374.9
Long-term obligations, less current portion and other short-term borrowings	2,935.8	2,555.5

Debt	2,984.7	2,930.4
Cash and equivalents	(1,003.3)	(2,115.0)
Short-term investments available for sale	(467.1)	(419.0)

Net debt	$1,514.3	$396.4
Total shareholders’ equity	$8,907.8	$8,751.0
Capital	$10,422.1	$9,147.4
Net debt to capital	15%	4%

Forward-Looking Non-GAAP Financial Measures

The Company presents non-GAAP diluted EPS from continuing operations and growth rate, non-GAAP return on equity, and non-GAAP effective tax rate from continuing operations on a forward-looking basis. The Company is unable to provide a quantitative reconciliation of these forward-looking non-GAAP measures to the most comparable forward-looking GAAP measures because the Company cannot reliably forecast special items and impairment charges and other, which are difficult to predict and estimate and are primarily dependent on future events. In addition, the Company’s fiscal 2007 outlook and long-term growth rate goal for non-GAAP diluted EPS from continuing operations excludes the impact of the proceeds from the planned PTS sale. As previously announced, the Company plans to use the net proceeds from the PTS sale to repurchase shares, which is expected to add materially to fiscal 2008 earnings per share. The Company is unable to reliably forecast the impact of the proceeds from the planned sale. Please note that the unavailable reconciling items could significantly impact the Company’s future earnings.

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CARDINAL HEALTH, INC. AND SUBSIDIARIES

DEFINITIONS

GAAP

Debt: long-term obligations plus short-term borrowings

Debt to Total Capital: debt divided by (debt plus total shareholders’ equity)

Diluted EPS from Continuing Operations: earnings from continuing operations divided by diluted weighted average shares outstanding

Effective Tax Rate from Continuing Operations: provision for income taxes divided by earnings before income taxes and discontinued operations

Operating Cash Flow: net cash provided by/ (used in) operating activities from continuing operations

Operating Earnings Mix: segment operating earnings divided by total operating earnings for all segments

Return on Equity: annualized net earnings divided by average shareholders’ equity1

Return on Invested Capital: annualized net earnings divided by (average total shareholders’ equity plus debt plus unrecorded goodwill)2

Revenue Mix: segment revenue divided by total revenue for all segments

NON-GAAP

Economic Profit: segment net operating earnings, after-tax minus (tangible capital multiplied by weighted average cost of capital); tangible capital is the quarterly average calculated as total assets allocated to the segment less (total liabilities allocated to the segment, goodwill and intangibles, cash and equivalents and short term investments available for sale)

Economic Profit Margin: economic profit divided by revenue

Net Debt to Capital: net debt divided by (net debt plus total shareholders’ equity)

Net Debt: debt minus (cash and equivalents and short-term investments available for sale)

Non-GAAP Diluted EPS from Continuing Operations: non-GAAP earnings from continuing operations divided by diluted weighted average shares outstanding

Non-GAAP Earnings from Continuing Operations: earnings from continuing operations excluding special items and impairment charges and other, both net of tax

Non-GAAP Earnings from Continuing Operations Growth Rate: (current period non-GAAP earnings from continuing operations minus prior period non-GAAP earnings from continuing operations) divided by prior period non-GAAP earnings from continuing operations

Non-GAAP Effective Tax Rate from Continuing Operations: (provision for income taxes adjusted for special items) divided by (earnings before income taxes and discontinued operations adjusted for special items)

Non-GAAP Operating Earnings: operating earnings excluding special items and impairment charges and other

Non-GAAP Operating Earnings Growth Rate: (current period non-GAAP operating earnings minus prior period non-GAAP operating earnings) divided by prior period non-GAAP operating earnings

Non-GAAP Operating Margin: non-GAAP operating earnings divided by revenue

Non-GAAP Return on Equity: (annualized current period net earnings plus special items minus special items tax benefit plus $425.0 million income tax benefit related to PTS discontinued operations) divided by average shareholders’ equity1

Non-GAAP Return on Invested Capital: (annualized net earnings plus special items minus special items tax benefit plus interest expense and other plus $425.0 million income tax benefit related to PTS discontinued operations) divided by (average total shareholders’ equity plus debt plus unrecorded goodwill)2

[1]	Due to the classification of the Company’s PTS segment as discontinued operations, beginning with the fiscal 2007 second quarter, the Company calculates return on equity on both a GAAP and non-GAAP basis with net earnings in the numerator of the calculation instead of earnings from continuing operations as in prior quarters. On a non-GAAP basis, the Company excludes the $425.0 million income tax benefit related to PTS discontinued operations in addition to special items.
[2]	Due to the classification of the Company’s PTS segment as discontinued operations, beginning with the fiscal 2007 second quarter, the Company calculates return on invested capital on both a GAAP and non-GAAP basis with net earnings in the numerator of the calculation instead of operating earnings as in prior quarters. On a non-GAAP basis, the Company excludes interest expense and other and the $425.0 million income tax benefit related to PTS discontinued operations in addition to special items.

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